UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2005

Borden Chemical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As of April 22, 2005, we and our parent entered into a transaction agreement with certain affiliates of Resolution Specialty Materials, LLC (“RSM”) and Resolution Performance Products, LLC (“RPP”) pursuant to which we agreed to combine with RPP and RSM. We, RPP and RSM are each controlled by Apollo Management L.P. Upon the consummation of the combinations, we will change our name to Hexion Specialty Chemicals, Inc. Completion of the combinations is subject to customary closing conditions and we, RPP and RSM will continue to operate independently until those conditions are met. We expect the combinations to close in the second quarter of 2005.

Closing of the combinations is subject to various conditions including but not limited to there having occurred no material adverse effect to any of the parties to the combinations; receipt of necessary governmental approvals, including pursuant to the Hart-Scott-Rodino Antitrust Act; receipt of any required third-party consents; there having occurred no default or event of default under any of the indentures governing our notes and RPP’s notes; receipt of all stockholder or member consents or approvals; and the receipt of financing through the new senior secured credit facilities. The transaction agreement contains customary representations, warranties and covenants. None of the representations or warranties survive the closing of the combinations. The transaction agreement may be terminated by mutual agreement of us and the other parties to the agreement or by each of the parties if any of the conditions in the transaction agreement have not been met on or after August 20, 2005. The transaction agreement is attached hereto as Exhibit 10 and a press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events

On April 25 we announced the filing of a registration statement for an initial public offering of our common stock. A press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

( c )	Exhibits

Exhibit 10	Transaction Agreement dated April 25, 2005 by and among Borden Chemical, Inc., BHI Acquisition Corp., RPP Holdings LLC, Resolution Specialty Materials Holdings LLC and two newly-created transitory merger entities.

Exhibit 99.1	Press Release dated April 25, 2005 announcing the combination of Borden Chemical, Inc. with Resolution Performance Products LLC and Resolution Specialty Materials LLC to form Hexion Specialty Chemicals.

Exhibit 99.2	Press Release dated April 25, 2005 announcing the filing of a registration statement for an initial public offering of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORDEN CHEMICAL, INC.
Date: April 27, 2005

	By:	/s/ William H. Carter
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10	Transaction Agreement dated as of April 22, 2005 by and among Borden Chemical, Inc., BHI Acquisition Corp., RPP Holdings LLC, Resolution Specialty Materials Holdings LLC and two newly-created transitory merger entities.

Exhibit 99.1	Press Release dated April 25, 2005 announcing the combination of Borden Chemical, Inc. with Resolution Performance Products LLC and Resolution Specialty Materials LLC to form Hexion Specialty Chemicals.

Exhibit 99.2	Press Release dated April 25, 2005 announcing the filing of a registration statement for an initial public offering of common stock.